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                                  United States



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JUNE 25, 2003




                           CITGO PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)




DELAWARE                            1-14380                     73-1173881
(State or other jurisdiction of     (Commission File Number)    (I.R.S. Employer Identification No.)
incorporation or organization)
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         ONE WARREN PLACE, 6100 SOUTH YALE AVENUE, TULSA, OKLAHOMA 74136
               (Address of principal executive office) (Zip Code)



                                (918) 495-4000
              (Registrant's telephone number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 25, 2003, the Audit Committee of the Board of Directors of CITGO
Petroleum Corporation ("CITGO"), pursuant to its powers, selected KPMG LLP
("KPMG") as the independent accountant of CITGO, effective immediately, and replaced Deloitte & Touche LLP ("D&T") as its independent accountant. KPMG is the current independent accountant for Petroleos de Venezuela, S.A., CITGO's ultimate parent.

D&T's report on the consolidated financial statements of CITGO for the years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. However, such report included an explanatory paragraph relating to the accounting for the contribution to CITGO of the capital stock of VPHI Midwest, Inc., which was formerly a wholly owned subsidiary of PDV America, Inc., CITGO's immediate parent.

In connection with D&T's audits of CITGO's consolidated financial statements for the years ended December 31, 2001 and 2002 and through June 25, 2003, the date of cessation of the CITGO and D&T audit relationship, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of D&T, would have caused them to make reference thereto in their report on CITGO's consolidated financial statements. Further, no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission , occurred during the years ended December 31, 2001 and 2002 or during the subsequent interim period through June 25, 2003.

CITGO requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 30, 2003, is filed as Exhibit 16 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

         16       Deloitte & Touche LLP letter to the Securities and Exchange
                  Commission regarding agreement with statements made by the registrant under Item 4 of this Form 8-K.




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                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities
Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CITGO PETROLEUM CORPORATION


Date:  June 30, 2003                                /s/ LARRY KRIEG
                                           -------------------------------------
                                                        Larry Krieg
                                           Controller (Chief Accounting Officer)


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                                  EXHIBIT INDEX

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
Exhibit
Number             Description of Exhibit

16                 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission
                   regarding agreement with statements made by the registrant under Item 4 of this Form 8-K.
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